                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 7, 2000



                         PRECIS SMART CARD SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




            OKLAHOMA                    001-15667                73-1494382
  (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)


  2500 SOUTH MCGEE DRIVE, SUITE 147
        OKLAHOMA CITY, OKLAHOMA                                    73072
 (Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (405) 292.4900

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Pursuant to the Agreement and Plan of Merger dated March 21, 2000 and as amended on June 22, 2000 and August 23, 2000 (the "Merger Agreement"), on December 7, 2000, Foresight, Inc., an Oklahoma corporation ("Foresight"), merged with and into Precis-Foresight Acquisition, Inc., an Oklahoma corporation ("Merger Sub") and became a wholly-owned subsidiary of Precis Smart Card Systems, Inc. (the "Merger-Acquisition"). Pursuant to the Merger Agreement, Precis Smart Card Systems, Inc. (the "Company") issued and delivered 166,667 shares of its series A preferred stock and 450,000 shares of its common stock to Paul A. Kruger and 50,000 shares of its common stock to Mark R. Kidd. The preferred stock is convertible into 166,667 shares of the Company's common stock. Furthermore, Mr. Kruger and his designees John Simonelli and Mark R. Kidd became directors of the Company on December 7, 2000. Until all of the shares of common stock that are deliverable under the terms of the Merger Agreement (which is anticipated to be on or before April 30, 2004), Messrs. Kruger, Simonelli and Kidd will serve as members of the Company's Board of Directors as the designees of Mr. Kruger. In the event of the resignation or death of Messrs. Kruger, Simonelli or Kidd, a person designated by Mr. Kruger (or his successors in interest in the event he is deceased) will be named as a director to fill the vacancy created by the resignation or death. The Merger-Acquisition may be viewed as a change in control of the Company.

         The following table presents, as of December 7, 2000, information related to the beneficial ownership of the Company's common stock of (i) each person who is known to the Company to be the beneficial owner of more than 5% of the common stock, (ii) each of the Company's directors and executive officers, and (iii) all of the Company's executive officers and directors as a group, together with their percentage holdings of the outstanding shares. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated, and there are no family relationships amongst the Company's executive officers and directors. For purposes of the following table, the number of shares and percent of ownership of the Company's outstanding common stock that the named person beneficially owns include shares of the Company's common stock that the person has the right to acquire before February 5, 2001 pursuant to exercise of stock options, warrants and conversion of the outstanding series A convertible preferred stock, and are deemed to be outstanding, but are not deemed to be outstanding for the purposes of computing the number of shares beneficially owned and percent of outstanding common stock of any other named person.

                                                      SHARES         PERCENT OF
                                                   BENEFICIALLY      OUTSTANDING
NAME (AND ADDRESS) OF BENEFICIAL OWNER                OWNED(1)       SHARES(1)(2)
--------------------------------------             ------------      ------------
Paul A. Kruger(3)..................................     616,667          20.4
    2500 South McGee Drive, Suite 200
    Norman, Oklahoma 73072

Michael R. Morrisett...............................     270,401           9.5
    8626 South Florence Avenue
    Tulsa, Oklahoma 74137

Larry E. Howell....................................     100,000           3.5

John Simonelli.....................................     100,000           3.5

Kent H. Webb, M.D..................................      97,018           3.4

Mark R. Kidd.......................................      50,000           1.8

Lyle W. Miller.....................................          --            --

Michael E. Dunn(4).................................       2,000            (5)

Executive Officer and Directors as a group
    (seven persons)(3)(4)..........................     965,685          32.0

-------------------------
(1) Shares not outstanding but deemed beneficially owned by virtue of the right of the named person to acquire the shares before February 5, 2001 are treated as outstanding for determining the amount and percentage of common stock owned by the person. Based upon the Company's knowledge, each named person has sole voting and sole investment power with respect to the shares shown except as noted, subject to community property laws, where applicable.
(2) The percentage shown was rounded to the nearest one-tenth of one percent, based upon 2,850,000 shares of common stock being outstanding.
(3) The beneficially owned shares and the percentage includes 166,667 shares of common stock into which the series A preferred stock may be converted.
(4) The beneficially owned shares and the percentages includes 2,000 shares of common stock that Dunn Swan & Cunningham (of which Mr. Dunn is President) is entitled to receive but has not been issued.
(5)       The percentage is less than 1.0%.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

GENERAL

         Pursuant to the Agreement and Plan of Merger dated March 21, 2000 and as amended on June 22, 2000 and August 23, 2000 (the "Merger Agreement"), on December 7, 2000, Foresight, Inc., an Oklahoma corporation ("Foresight"), merged with and into Precis-Foresight Acquisition, Inc., an Oklahoma corporation ("Merger Sub") and became a wholly-owned subsidiary of Precis Smart Card Systems, Inc. (the "Merger-Acquisition"). The name of the Merger Sub was also changed to Foresight, Inc. The Merger Agreement was approved by the Company's annual shareholders meeting held on November 29, 2000. The Merger-Acquisition was accounted for under the purchase method of accounting.

BUSINESS OF FORESIGHT, INC.

         Foresight primarily designs and markets membership and loyalty programs for rental-purchase companies, financial institutions, employer groups, retailers and association-based organizations. These programs are offered and sold as a value-added feature of a point-of-sale transaction (either rental or purchase) or by direct marketing through direct mail and other direct marketing distribution. Program members are offered and provided products and services of Foresight and third-party vendors. The products and services are bundled, enhanced, priced and marketed utilizing relationship marketing strategies to target the profiled needs of the client's particular customer base. The marketing programs offer members an economic, efficient and expedient method of purchasing the products and services offered. As of June 30, 2000, Foresight had approximately 115 client organizations offering various membership programs with approximately 560,000 members.

          The program products and services currently offered by Foresight include various forms of

- insurance products, including accidental death and dismemberment, property and unemployment insurance,

- consumer discounts and benefits, including discounted fees for health services including savings on prescription drugs, dental services and vision products and services, credit card and valuables registration services, credit reporting and monitoring services, legal services and legal defense reimbursement, travel services, and Internet web portal,

- discount programs and services utilizing redeemable discount coupons, including offers for food, household services and entertainment options (amusement or theme park discounts), and

- automotive services including roadside assistance, discounted automotive services, theft reward, emergency travel and ambulance expense reimbursements.

In addition, Foresight has the ability to build loyalty based point programs into its membership programs. The points can be redeemed by members for a variety of products and discounts which may include airline miles or in- store discounts. The type of point program is customized to the needs of the client.

          Pursuant to the Merger Agreement, the Company

- on December 7, 2000, issued and delivered 166,667 shares of series A preferred stock and 450,000 shares of common stock to Paul A. Kruger and 50,000 shares of common stock to Mark R. Kidd; and

- agreed to issue and deliver to Messrs. Kruger and Kidd one share of common stock for each dollar of the greater of the Company's and Foresight's combined or consolidated income before income tax expense, plus the goodwill amortization attributable to the acquisition of Foresight, during 2000, 2001, 2002 or 2003, less the 500,000 shares ofthe Company's common stock previously delivered to them. The shares of common stock that Messrs. Kruger and Kidd may become entitled to receive will be issued to them in accordance with a separate agreement with Messrs. Kruger and Kidd.

         The shares of common stock and the series A convertible preferred stock were issued without registration pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended, and the applicable state securities act. The shares of common stock and series A convertible preferred stock issued or that may be issued to Messrs. Kruger and Kidd pursuant to the Merger Agreement are "restricted securities" as defined under Rule 144 of the Securities Act of 1933, as amended. These shares are not freely transferable; however, they may be resold in compliance with the applicable holding period, volume, manner-of-sale and notice requirements of Rule 144. For purposes of Rules 144 and 145 of the Securities Act of 1933, Messrs. Kruger and Kidd are considered to have acquired these shares on December 7, 2000, which is the commencement date of the one- and two-year holding periods of these shares for purposes of Rule 144.

SERIES A CONVERTIBLE PREFERRED STOCK

         In connection with the merger-acquisition of Foresight, the Company's Board of Directors designated 166,667 shares of the Company's preferred stock as series A convertible preferred stock ("series A preferred stock") with a stated value of $12.00 per share. All shares of series A preferred stock were issued and delivered to Paul A. Kruger. The Company may in the future issue additional series of preferred stock with liquidation preferences and dividend rights which rank junior to the series A preferred stock.

         The series A preferred stock possess all such rights and privileges that are afforded to preferred stock by the Oklahoma General Corporation Act in the absence of any express grant or limitation of rights or privileges provided in the series A preferred stock certificate. The designations and the preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of the shares of the series A preferred stock are summarized below.

         DIVIDENDS. Dividends may be declared and paid or set apart for payment upon the series A preferred stock out of the Company's assets or funds legally available for the payment of dividends. Holders of series A preferred stock, as a class, are entitled to receive, when and as declared by the Company's Board of Directors, out of any funds legally available therefor, preferred annual dividends of $1.44, payable quarterly. Dividends are cumulative. Dividends may not be declared and paid or set apart for payment upon the Company's common stock unless all dividends, including cumulative dividends, then payable on the series A preferred stock shall have been paid.

         VOTING RIGHTS. Holders of the series A preferred stock do not have any voting rights. However, the consent of the holders of at least a majority of the outstanding shares is required, voting at a special or annual meeting of shareholders, for amendment of the Company's certificate of incorporation and the designations, preferences and rights of the series A preferred stock, in any manner which would adversely affect the holders of the shares.

         LIQUIDATION RIGHTS. In the event of the Company's liquidation, dissolution or winding-up of its affairs, and before any distributions or payments are made to the holders of the common stock, holders of the series A preferred stock are entitled to receive a liquidating distribution of $12.00 per share plus accumulated and unpaid dividends before any distribution of assets will be made to holders of the Company common stock or any junior preferred stock. Holders of series A preferred stock are not entitled to participate in any further liquidating distributions.

         CONVERSION PRIVILEGES. Each share of series A preferred stock is convertible, at the holder's option, into one share of Company common stock, subject to customary adjustments to prevent dilution upon the occurrence of certain future events. The Company is obligated to reserve and keep available, free from preemptive rights, unissued or treasury shares of its common stock sufficient to effect the conversion of all the issued and outstanding shares of series A preferred stock.

         REDEMPTION. The Company may, at its option, redeem the series A preferred stock on at least 30 days' notice, in whole and not in part, at any time at $12.00 per share plus accumulated and unpaid dividends to the date fixed for redemption, subject to the holder's right to convert into common stock.

MATERIAL INTERESTS OF MANAGEMENT MEMBERS

         Paul A. Kruger and Mark R. Kidd were executive officers and directors of Foresight. Mr. Kidd is the Company's Chief Financial Officer, Controller and Secretary. Furthermore, Mr. Kruger is the President and the largest shareholder of Palweb Corporation, a publicly held development stage company engaged in the manufacturing and marketing of plastic pallets and the design, manufacture and sale of large plastic injection molding machines and systems plastic pallets. Lyle W. Miller, one of the Company's Directors, is Vice President and both Messrs. Kidd and Miller are shareholders and Directors of PalWeb Corporation. Palweb Corporation is the parent of PaceCo Financial Services, Inc., of which Mr. Kidd is President.

          On December 7, 2000, in exchange for the outstanding capital stock of Foresight

- Mr. Kruger was issued 450,000 shares of common stock and 166,667 shares of series A preferred stock of the Company;

-         Mr. Kidd was issued 50,000 shares of common stock of the Company; and

- Messrs. Kruger and Kidd became entitled to receive one share of Company common stock for each dollar of the greater of the Company's and Foresight's combined or consolidated income before income tax expense, plus the goodwill amortization attributable to the acquisition of Foresight, during 2000, 2001, 2002 or 2003, less the 500,000 shares of the Company's common stock previously issued to them. These additional shares, if applicable, will be issued and delivered to Messrs. Kruger and Kidd in accordance with a separate agreement with Messrs. Kruger and Kidd.

In addition, the Company agreed to enter into an employment agreement with each of Messrs. Kruger and Kidd providing for employee compensation and benefits similar to the compensation and benefits being received by each of Messrs. Kruger and Kidd from Foresight immediately prior to the effective time of the merger-acquisition. Immediately prior to the merger-acquisition, Messrs. Kruger and Kidd were receiving from Foresight annual compensation of $60,000 and $106,000, respectively. Messrs. Kruger and Kidd also participated in Foresight's 401(k) retirement plan and Mr. Kidd participated in Foresight's health insurance plan.

         Also, in connection with the merger-acquisition, the Company agreed to grant Barron Chase Securities, Inc. stock options exercisable on or before June 30, 2003 for the purchase of 200,000 shares of the Company's common stock for $9.37 per share. These options were granted for the investment banking financial services and consulting advice provided by Barron Chase Securities, Inc. in the review of the valuation and structure of the merger consideration. Barron Chase Securities, Inc. did not participate directly in the actual merger negotiations with Foresight and its shareholders.

ACCOUNTING TREATMENT OF THE MERGER-ACQUISITION

         For accounting purposes, Foresight will be considered to have been purchased by the Company. On a pro forma basis, the purchase price of Foresight will be $2,742,000 for accounting purposes, which will be recorded as goodwill, an intangible asset. This pro forma purchase price is the aggregate sum of

- 166,667 shares of the series A preferred stock valued at $2,000,000, the $12.00 per share stated value, and

- 500,000 shares of common stock valued at $1.484 per share, the closing sale price of the Company's common stock on December 7, 2000.

         The resulting $1,865,035 of goodwill will be amortized on a straight-line basis over 15 years. Any additional shares of the Company's common stock issued and delivered in connection with this merger-acquisition will be recorded as additional goodwill. These additional shares, if any, will increase the purchase price of Foresight and will be recorded as additional goodwill based upon the market value of the shares on the date of issuance. This additional goodwill will be amortized over the remainder of the 15-year period or the estimated period that the Company will be benefitted by the Merger-Acquisition, whichever is the shorter period.

         The selection of the 15-year amortization period considered the nature of Foresight's business, the products and services provided by Foresight and the contractual relationships and arrangements with Foresight's clients. Foresight has been in continuous operation for approximately 14 years. Although clients have the right to terminate their contractual relationship with Foresight, because of the marketing organization that Foresight has developed over its 14 years of operations, historically terminating clients have been replaced with new clients. In acquiring Foresight, the intent is not to acquire individual clients, but to acquire the employee organization and management responsible for obtaining and maintaining clients. Precis will continually review whether events and circumstances have occurred that indicate the remaining estimated useful life of goodwill warrants revision or that the remaining unamortized balance of goodwill is not recoverable. When factors, such as operating losses, loss of customers, or changes in the membership services industry, if present, indicate that goodwill should be evaluated for possible impairment, Precis will use an estimate of the related undiscounted net income over the remaining life of the goodwill in measuring whether the goodwill is recoverable. Although management of the Company believes that goodwill will be recoverable over the remaining amortization period, it is possible, due to a change in circumstances, that the carrying value of goodwill could become impaired in the future. Such impairment could have a material effect on the results of operations in a particular reporting period.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a) FINANCIAL STATEMENTS AND EXHIBITS.

         The audited financial statements of Foresight, Inc. for the years ended December 31, 1999 and 1998 and for the years then ended are incorporated by reference to pages F-3 through F-10 appearing in the Company's Schedule A (Proxy Statement) filed with the Commission on October 13, 2000.

         (b)  PRO FORMA FINANCIAL INFORMATION.

         The unaudited pro forma financial statements giving effect to the acquisition of Foresight, Inc. by the Company appear at pages F-1 through F-5 of this Report.

         (c) EXHIBITS.

          2.1 Agreement and Plan of Merger, amongst Registrant, Precis-Foresight Acquisition, Inc., Foresight, Inc., Paul A. Kruger and Mark R. Kidd, dated March 21, 2000, incorporated by reference to the Schedule 14A filed with the Commission on October 13, 2000.

          2.2 First Amendment to Agreement and Plan of Merger, amongst Registrant, Precis-Foresight Acquisition, Inc., Foresight, Inc., Paul A. Kruger and Mark R. Kidd, dated June 22, 2000, incorporated by reference to the Schedule 14A filed with the Commission on October 13, 2000.

          2.3 Second Amendment to Agreement and Plan of Merger, amongst Registrant, Precis-Foresight Acquisition, Inc., Foresight, Inc., Paul A. Kruger and Mark R. Kidd, dated Augus 23, 2000, incorporated by reference to the Schedule 14A filed with the Commission on October 13, 2000.

          3.1 First Amendment to the Certificate of Incorporation of Registrant, dated and filed with the Secretary of State of the State of Oklahoma on December 1, 2000, incorporated by reference to the Schedule 14A filed with the Commission on October 13, 2000.

        4.1 Certificate of Designations, Preferences, and Rights of Series A Convertible Preferred Stock, adopted by Registrant's Board of Directors on March 17, 2000 and filed with the Secretary of State of the State of Oklahoma on December 1, 2000.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PRECIS SMART CARD SYSTEMS, INC.
                                         (Registrant)


                                         By: /s/ LARRY E. HOWELL
                                             ------------------------------
                                                  Larry E. Howell
                                                  Chief Executive Officer

Date: December 20, 2000

                             PRECIS SMART CARD SYSTEMS, INC. AND SUBSIDIARY
                                    Pro Forma Combined Balance Sheet
                                          September 30, 2000
                                              (Unaudited)



                                                           Precis Smart
                                                               Card        Foresight,     Pro Forma        Pro Forma
                                                           Systems, Inc.      Inc.       Adjustments        Combined
                                                           -------------  ------------   ------------    ------------
                   ASSETS

Current Assets:
   Cash                                                    $   153,454    $   190,820    $      --       $   344,274
   Short-Term Investments                                    4,041,651                                     4,041,651
   Accounts Receivable                                            --          915,984           --           915,984
   Income Taxes Receivable                                        --           16,272           --            16,272
   Other                                                          --           14,060           --            14,060
                                                           ------------   ------------   ------------    ------------
     Total Current Assets                                    4,195,105      1,137,136           --         5,332,241
                                                           ------------   ------------   ------------    ------------

Property and Equipment                                         329,913        227,386           --           557,299
   Less Accumulated Depreciation                              (329,913)      (100,306)          --          (430,219)
                                                           ------------   ------------   ------------    ------------
     Total Property and Equipment                                 --          127,080           --           127,080
                                                           ------------   ------------   ------------    ------------

Other Assets                                                    78,637         73,335           --           151,972
Goodwill, net of Accumulated Amortization                         --             --        2,511,285 (a)   2,511,285
                                                           ------------   ------------   ------------    ------------

Total Assets                                               $ 4,273,742    $ 1,337,551    $ 2,511,285     $ 8,122,578
                                                           ============   ============   ============    ============


            LIABILITIES AND STOCKHOLDERS'
                  EQUITY (DEFICIT)

Current Liabilities:
   Accounts Payable                                        $    95,134    $ 1,039,731    $      --       $ 1,134,865
   Accrued Liabilities                                          10,316         30,105           --            40,421
   Current Portion of Capital Leases                             2,021           --             --             2,021
                                                           ------------   ------------   ------------    ------------
     Total Current Liabilities                                 107,471      1,069,836           --         1,177,307

Income Taxes Payable                                              --           39,000           --            39,000
                                                           ------------   ------------   ------------    ------------

     Total Liabilities                                         107,471      1,108,836           --         1,216,307
                                                           ------------   ------------   ------------    ------------

Stockholders' Equity (Deficit):
   Preferred Stock                                                --             --        2,000,000 (a)   2,000,000
                                                                                                (500)(a)
   Common Stock                                                 23,500            500          5,000 (a)      28,500
   Additional Paid-In Capital                                8,366,074           --          735,000 (a)   9,101,074
   Retained Earnings (Deficit)                              (4,223,303)       228,215       (228,215)(a)  (4,223,303)
                                                           ------------   ------------   ------------    ------------
     Total Stockholders' Equity (Deficit)                    4,166,271        228,715      2,511,285       6,906,271
                                                           ------------   ------------   ------------    ------------

Total Liabilities and Stockholders' Equity (Deficit)       $ 4,273,742    $ 1,337,551    $ 2,511,285     $ 8,122,578
                                                           ============   ============   ============    ============



        The accompanying notes are an integral part of these pro forma financial statements.

                             PRECIS SMART CARD SYSTEMS, INC. AND SUBSIDIARY
                               Pro Forma Combined Statement of Operations
                              For the Nine Months Ended September 30, 2000
                                              (Unaudited)



                                                           Precis Smart
                                                               Card        Foresight,     Pro Forma        Pro Forma
                                                           Systems, Inc.      Inc.       Adjustments        Combined
                                                           -------------  ------------   ------------    ------------

Product and Service Revenue                                $      --      $ 5,409,416    $      --       $ 5,409,416
                                                           ------------   ------------   ------------    ------------

Operating Expenses:
   Product Deployment and Research and
     Development                                               154,911      3,321,620           --         3,476,531
   Sales and Marketing                                         134,269        591,485           --           725,754
   General and Administrative                                  303,761      1,139,309        125,564 (a)   1,568,634
                                                           ------------   ------------   ------------    ------------
     Total Operating Expenses                                  592,941      5,052,414        125,564       5,770,919
                                                           ------------   ------------   ------------    ------------

Operating Income (Loss)                                       (592,941)       357,002       (125,564)       (361,503)
                                                           ------------   ------------   ------------    ------------

Other Expense (Income):
   Interest Expense                                             23,830             50           --            23,880
   Interest Income                                            (157,217)       (12,079)          --          (169,296)
                                                           ------------   ------------   ------------    ------------
                                                              (133,387)       (12,029)          --          (145,416)
                                                           ------------   ------------   ------------    ------------

Income (Loss) Before Income Taxes                             (459,554)       369,031       (125,564)       (216,087)
(Provision) Benefit for Income Taxes                              --          (95,000)        95,000 (b)        --
                                                           ------------   ------------   ------------    ------------

Net Income (Loss)                                             (459,554)       274,031        (30,564)       (216,087)

Less Dividends on Preferred Stock                                 --             --          180,000 (c)     180,000
                                                           ------------   ------------   ------------    ------------

Income Applicable to Common Shareholders                   $  (459,554)   $   274,031    $  (210,564)    $  (396,087)
                                                           ============   ============   ============    ============

Net Loss per Share                                         $     (0.21)                                  $     (0.15)
                                                           ============                                  ============

Weighted Average Number of Shares Outstanding                2,222,000                                     2,722,000
                                                           ============                                  ============








        The accompanying notes are an integral part of these pro forma financial statements.

                 PRECIS SMART CARD SYSTEMS, INC. AND SUBSIDIARY
                   Pro Forma Combined Statement of Operations
                      For the Year Ended December 31, 1999
                                   (Unaudited)





                                                     Precis Smart
                                                          Card         Foresight,      Pro Forma        Pro Forma
                                                     Systems, Inc.        Inc.        Adjustments        Combined
                                                     --------------- --------------- ---------------  ---------------
Product and Service Revenue                           $     63,060    $  6,635,390    $       --       $  6,698,450
                                                     --------------- --------------- ---------------  ---------------

Operating Expenses:
   Product Deployment and Research and
     Development                                           230,828       4,249,225            --          4,480,053
   Sales and Marketing                                     163,712         677,702            --            841,414
   General and Administrative                              382,764       1,259,099         243,301 (a)    1,885,164
                                                     --------------- --------------- ---------------  ---------------
     Total Expenses                                        777,304       6,186,026         243,301        7,206,631
                                                     --------------- --------------- ---------------  ---------------

Operating Income (Loss)                                   (714,244)        449,364        (243,301)        (508,181)
                                                     --------------- --------------- ---------------  ---------------

Other Expense (Income):
   Interest Expense                                         79,261            --              --             79,261
   Interest Income                                            --            (1,740)           --             (1,740)
                                                     --------------- --------------- ---------------  ---------------
                                                            79,261          (1,740)           --             77,521
                                                     --------------- --------------- ---------------  ---------------

Income (Loss) Before Income Taxes                         (793,505)        451,104        (243,301)        (585,702)
(Provision) Benefit for Income Taxes                          --          (150,000)        150,000 (b)         --
                                                     --------------- --------------- ---------------  ---------------

Net Income (Loss)                                         (793,505)        301,104         (93,301)        (585,702)

Less Dividends on Preferred Stock                             --              --           240,000 (c)      240,000
                                                     --------------- --------------- ---------------  ---------------

Income Applicable to Common Shareholders              $   (793,505)   $    301,104    $   (333,301)    $   (825,702)
                                                     =============== =============== ===============  ===============

Net Loss per Share                                    $      (0.66)                                    $      (0.49)
                                                     ===============                                  ===============

Weighted Average Number of Shares Outstanding            1,200,000                                        1,700,000
                                                     ===============                                  ===============

The accopmpanying notes are an integral part of these pro forma financial statements.

Note 1 - Basis for Presentation

         The pro forma combined balance sheet and statements of operations present the pro forma effects of the merger of Precis-Foresight Acquisition, Inc. ("Merger Sub"), a wholly-owned subsidiary of Precis Smart Card Systems, Inc. ("Precis"), with Foresight, Inc., an Oklahoma corporation ("Foresight") pursuant to an Agreement and Plan of Merger (the "Merger Agreement") by and among Precis, Merger Sub and Foresight dated March 21, 2000 (the "Foresight Merger"). The Foresight Merger will be accounted for under the purchase method of accounting, and, as a result of this merger, Foresight will become a wholly-owned subsidiary of Precis. Foresight is a provider of membership service programs. Membership service programs offer selected products and services from a variety of vendors intended to enhance the existing relationships between businesses and consumers.

         The Merger Agreement provides that on the effective date of the merger, Precis will issue 500,000 shares of its common stock and 166,667 shares of its preferred stock for Foresight. The holders of the preferred stock will be entitled to receive annual dividends of $1.44 per share and these dividends are cumulative. Additional shares of common stock are issuable based on earnings levels of Precis for the years 2000 through 2003. Following the merger, Precis' Board of Directors will be limited to seven with three designated by Foresight shareholders.

         Also, in connection with this merger, Precis granted Barron Chase Securities, Inc. stock options exercisable for the purchase of 200,000 shares of common stock for $9.37 per share. The options are exercisable through June 30, 2003.

         The accompanying unaudited pro forma financial statements are presented assuming the Foresight Merger occurred or was consummated as of September 30, 2000, the date of the balance sheet, or on January 1, 1999, the first day of the year ended December 31, 1999, the period presented. The information presented for Precis and Foresight as of and for the nine months ended September 30, 2000, is derived from the unaudited financial statements of Precis and Foresight as of such date and for such period. The information presented for Precis and Foresight for the year ended December 31, 1999, is derived from the audited financial statements of Precis and Foresight as of such date and for such period.

         The pro forma financial information presented in the unaudited pro forma combined financial statements is not necessarily indicative of the financial position or results of operations that would have been achieved had the operations been those of a single consolidated corporate entity. The results of operations presented in the unaudited pro forma statements of operations are not necessarily indicative of the combined results of future operations of Precis following consummation of the Foresight Merger.

Note 2 - Pro Forma Adjustments

         The accompanying unaudited pro forma combined financial statements have been adjusted to record and give effect to the Foresight Merger as follows:

          (a) The purchase of Foresight and resulting goodwill. The consideration given to the shareholders of Foresight was valued as follows: the $2,000,000 of preferred stock was valued at par; the 500,000 shares of common stock has been valued at the December 7, 2000 closing price of $1.48. The resulting $1,865,035 of goodwill will be amortized over 15 years and is attributable to Foresight's customer contracts, customer list, product development and vendor network.

          (b) The provision for income taxes applicable to Foresight has been eliminated to reflect the benefit that will be realized from the consolidation of Precis and Foresight.

          (c) The 166,667 shares of preferred stock issued in conjunction with the merger have an annual cumulative dividend rate of $1.44 per share.

Note 3 - Goodwill

         Goodwill acquired in connection with the Foresight Merger will be amortized on a straight-line basis over 15 years. Precis will continually evaluate whether events and circumstances have occurred that indicate the remaining estimated useful life of goodwill warrants revision or that the remaining unamortized balance of goodwill is not recoverable. When factors, such as operating losses, loss of customers, or changes in the membership services industry, if present, indicate that goodwill should be evaluated for possible impairment, Precis will use an estimate of the related undiscounted net income over the remaining life of the goodwill in measuring whether the goodwill is recoverable. Although management believes that goodwill will be recoverable over the respective remaining amortization periods, it is possible, due to a change in circumstances, that the carrying value of goodwill could become impaired in the future. Such impairment could have a material effect on the results of operations in a particular reporting period.

Note 4 - Earnings Per Share

         Pro forma income per common share has been computed based upon the weighted average number of common shares outstanding during the nine months ended September 30, 2000 and year ended December 31, 1999, respectively. Outstanding warrants are not included in the weighted average shares outstanding for the period because their effect on earnings per share calculation is anti-dilutive.

Note 5 -  Segment Reporting

The operations of Precis are significantly different from those of Foresight. Therefore, if the proposed merger is completed, Precis will provide segment disclosures as required by Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information."